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                                                                   Exhibit 10(d)

                         MINE SAFETY APPLIANCES COMPANY
                            SUPPLEMENTAL PENSION PLAN
                                   MAY 5, 1998

                                    SECTION I
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                                     PURPOSE
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          I.1   Purpose. The purpose of the Mine Safety Appliances Company
Supplemental Pension Plan, as originally adopted on April 24, 1984, is to provide certain employees of Mine Safety Appliances Company with additional retirement income by supplementing the pension benefit provided to such employees under the Non-Contributory Pension Plan for Employees of Mine Safety Appliances Company (the "Pension Plan") to the extent benefits payable thereunder are limited by Section 415 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The purposes of this plan instrument are
(i) to memorialize in writing the existing supplemental pension plan of Mine Safety Appliances Company, (ii) to provide an additional supplement to pension benefits under the Pension Plan to the extent that they are limited by Section 401(a)(17) of the Code, and (iii) to provide certain Change-in-Control protection of the supplemental benefits provided hereunder.

                                   SECTION II
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                                   DEFINITIONS
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          II.1  Definitions. The following definitions shall apply for purposes of the Plan, unless a different meaning is plainly indicated by the context:

                (a) Beneficial Owner shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                (b) Board shall mean the Board of Directors of the Company, as constituted from time to time.

                (c) Change in Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

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                    (I)   any Person is or becomes the Beneficial Owner,
          directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates (which term shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                    (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 5, 1998, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on May 5, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

                    (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being con-

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          verted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

                    (IV) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

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                (d) Code shall mean the Internal Revenue Code of 1986, as
amended from time to time.

                (e) Committee shall mean the Compensation Committee of the Board.

                (f) Company shall mean Mine Safety Appliances Company and (except as used in the definitions of Change in Control and Person in this Section II) any successor to all or a major portion of its assets or business, which successor assumes the obligations of the Company under this Plan by operation of law or otherwise.

                (g) ERISA shall mean the Employee Retirement Income Security Act of 1974, as from time to time amended.

                (h) Exchange Act shall mean the Securities Exchange Act of 1934, as amended from time to time.

                (i) Participant shall mean an employee of the Company or a Participating Affiliate (i) who is designated by the Board for participation herein, and (ii) who participates in the Pension Plan and whose hypothetical benefits under the Pension Plan determined on the basis of the provisions of the Pension Plan without regard to the limitations of Sections 401(a)(17)and 415 of the Code would exceed the actual benefits payable under the Pension Plan taking into account such limitations.

                (j) Participating Affiliate shall have the meaning given such term in the Pension Plan.

                (k) Pension Plan shall mean the Non-Contributory Pension Plan for Employees of Mine Safety Appliances Company, as it may be amended from time to time.

                (l) Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding

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securities under an employee benefit plan of the Company or any of its
Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) any individual or entity [including the trustees (in such capacity) of any such entity which is a trust] which is, directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's then outstanding securities immediately before the date hereof or any Affiliate of any such individual or entity, including, for purposes of this Plan, any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual; (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption) of either such individual or such spouse; or (F) the lineal descendants (and their spouses) of such brothers and sisters.

                (m) Plan shall mean The Mine Safety Appliances Company Supplemental Pension Plan, as set forth in this plan instrument, as it may be amended from time to time.

                (n) Supplemental Retirement Benefit shall have the meaning set forth in Section 3.1 hereof.

                                   SECTION III
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                                    BENEFITS
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          III.1 Supplemental Retirement Benefit. Each Participant (or his or her
joint annuitant or designated survivor or beneficiary) shall be entitled under this

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Plan to receive a Supplemental Retirement Benefit equal to the difference between (i) the benefits (if any) that would have been payable to such individual under the Pension Plan if the limitations on benefits imposed on the Pension Plan by Section 415 of the Code (and by Section 401(a)(17) of the Code as to any such individual who is an employee of the Company or a Participating Affiliate on May 5, 1998 or becomes such an employee at any time after May 5,
1998) were not imposed, and (ii) the benefits (if any) actually payable to such individual under the Pension Plan.

                Subject to Section 3.3 hereof, the benefits under this Plan shall be payable at the same time or times and in the same manner as such benefits are payable under the Pension Plan, and any election of an optional form of payment, or designation of a survivor or beneficiary that is effective under the Pension Plan shall also apply to the benefits payable under this Plan.

          III.2 Vesting. A Participant shall be vested in his or her Supplemental Retirement Benefit only if vested in his or her benefit under the Pension Plan.

          III.3 Effect of Change in Control. Notwithstanding any other provision of this Plan, if a Participant is vested in his or her Supplemental Retirement Benefit on the date of the Participant's termination of employment and that termination date occurs on, or within the three-year period immediately following, a Change in Control, then, not later than the fifth (5/th/) business day following such termination date, the Company shall pay the Participant a lump sum amount equal to the actuarial equivalent of the Participant's Supplemental Retirement Benefit (in lieu of making payment of such Supplemental Retirement Benefit in accordance with Section 3.1 hereof). For purposes of this
Section 3.3, "actuarial equivalent" shall be determined using the same assumptions utilized under the Pension Plan immediately prior to the Participant's termination date, or, if more favorable to the Participant, immediately prior to the Change in Control.

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                                   SECTION IV
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                                 ADMINISTRATION
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          IV.1  Administration. The Plan shall be administered by the Committee.

          IV.2 Duties. The Committee shall perform the duties required, and shall have the powers necessary, to administer the Plan and carry out the provisions thereof.

          IV.3  Powers. The powers of the Committee shall be as follows:

                    (a) To determine any question arising in connection with the Plan (and its decision or action in respect thereof shall be final, conclusive and binding upon the Company and the Participants and any other individual interested herein);

                    (b) To engage the services of counsel or attorney (who may be counsel or attorney for the Company) and an actuary, if it deems necessary, and such other agents or assistants as it deems advisable for the proper administration of the Plan; and

                    (c) To receive from the Company and from Participants such information as shall be necessary for the proper administration of the Plan.

          IV.4 Claims Procedure. Subject to the provisions of this Plan, the Committee shall make all determinations as to the right of any individual to a benefit. Any denial by the Committee of the claim for benefits under the Plan by a Participant or any other individual interested herein shall be stated in writing by the Committee and delivered or mailed to the Participant or such individual. Such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel. In addi-

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tion, the Committee shall afford to any Participant (or his or her joint annuitant, designated survivor or beneficiary) whose claim for benefits has been denied a reasonable opportunity for a review of the decision denying the claim.

                                    SECTION V
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                            NONALIENATION OF BENEFITS
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          Neither the Participant nor any other individual shall have any right to assign or otherwise to alienate the right to receive payments under the Plan, in whole or in part. The immediately preceding sentence shall not apply to any benefit payable pursuant to a "qualified domestic relations order," as defined in Section 414(p) of the Code, which the Committee determines is applicable to any benefit hereunder.

                                   SECTION VI
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                            AMENDMENT AND TERMINATION
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          The Company reserves the right at any time by action of the Board to terminate the Plan or to amend its provisions in any way. Notwithstanding the foregoing, no termination or amendment of the Plan may (i) reduce the benefits payable under the Plan to the Participant (or his or her joint annuitant or designated survivor or beneficiary) if the Participant's termination of employment with the Company (and Participating Affiliates, if applicable) has occurred prior to such termination of the Plan or amendment of its provisions, or (ii) reduce the benefit to be paid with respect to the Participant on the date of such termination of the Plan or amendment of its provisions below the amount that would have been paid with respect to the Participant if his or her employment had terminated on the day before such termination or amendment.

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                                   SECTION VII
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                                  MISCELLANEOUS
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          VII.1 No Right to Employment. This Plan shall not be construed as providing any Participant with the right to be retained in the Company's employ (or the employ of any Participating Affiliate) or to receive any benefit not specifically provided hereunder.

          VII.2 No Effect on Other Compensation and Benefits. Nothing contained herein shall exclude or in any manner modify or otherwise affect any existing or future rights of any Participant to participate in and receive the benefits of any compensation, bonus, pension, life insurance, medical and hospitalization insurance or other employee benefit plan or program to which he or she otherwise might be or become entitled as an officer or employee of the Company (or any Participating Affiliate).

          VII.3 No Amendment to Pension Plan. This Plan shall not be deemed to constitute an amendment to, or a part of, the Pension Plan. All references hereunder to the Pension Plan shall include any amended or successor plan or plans maintained by the Company, the terms of which may be applicable at any time to a Participant's defined benefit retirement benefit. If, however, the Pension Plan terminates, merges with, or is replaced by a successor plan, and as a result thereof the amount of the Supplemental Retirement Benefit to be paid to any Participant hereunder would be reduced or calculated on a different basis, or commence at a later date or dates, such Supplemental Retirement Benefit shall not be less than an amount calculated pursuant to the provisions of this Plan and in accordance with the terms of the Pension Plan, as in effect immediately prior to such termination, merger or replacement.

          VII.4 Governing Law. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of law principles.

          VII.5 Status. This Plan is not intended to

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satisfy the requirements for qualification under Section 401(a) of the Code. It is intended to be a nonqualified plan that is not subject to ERISA. The Plan shall be construed and administered so as to effectuate this intent.

          VII.6 Expenses. All expenses of establishing and administering the Plan shall be paid by the Company. No individual interested herein shall have any interest in any specific assets of the Company by reason of the individual's interest under the Plan, and such individuals shall have only the status of unsecured creditors of the Company with respect to any benefits that become payable under this Plan.

          VII.7 Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume the Company's obligations hereunder in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

          VII.8 Withholding Requirements. Payment of benefits under this Plan shall be subject to applicable withholding requirements.

          IN WITNESS WHEREOF, Mine Safety Appliances Company has caused this plan to be executed by its duly authorized officers this 5th day of May, 1998.

ATTEST:                                 MINE SAFETY APPLIANCES COMPANY

                                        By:
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             Secretary                               Chairman and Chief
                                                     Executive Officer

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